UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report

(Date of earliest event reported)  December 2, 2005

MICRO COMPONENT TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-22384	41-0985960
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

2340 West County Road C, St. Paul, Minnesota 55113

(651) 697-4000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02          DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Micro Component Technology, Inc. (the “Company”) has announced that Thomas P. Maun submitted his resignation on December 2, 2005 as Vice President and Chief Financial Officer effective December 8, 2005.  Mr. Maun will continue to act as consultant to the Company for a period of three months.  Mr. BachThuy  T. Vo, CPA, age 38, will act as interim CFO under an agency contract during the period of time that the Board seeks a permanent replacement.  Mr. Vo was the Chief Financial Officer of Cyberpower Systems (USA), Inc. from August 2003 until joining MCT.  From September 2002 though August 2003, he served as Controller / Director of Special Projects for Softbrands, Inc.  From March 2001 through August 2002, he served as Corporate Controller for Makemusic, Inc. From October 1999 through March 2001, he served as Controller for Cyberpower Systems (USA), Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRO COMPONENT TECHNOLOGY, INC.
(Registrant)

Date:	December 8, 2005

By: /s/ Roger E. Gower
(Roger E. Gower, President and Chief Executive Officer)